UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     October 17, 2000
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press release dated October 17, 2000 attached as Exhibit 20, relating to the unaudited results for the nine months ended September 30, 2000.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press release dated October 17, 2000 attached as Exhibit 20, relating to the unaudited results for the nine months ended September 30, 2000.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date    October 18, 2000              /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release              Filed herewith
                           Dated October 17, 2000

Exhibit 20

NEWS RELEASE

FOR IMMEDIATE RELEASE
October 17, 2000

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
        UNAUDITED RESULTS THIRD QUARTER 2000 - YEAR-TO-DATE $742,000

Champaign, Illinois - Great American Bancorp, Inc. (Nasdaq NMS/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $742,000 for the nine months ended September 30, 2000, an increase of $231,000, or 45.2%, from the $511,000 reported for the same period in 1999. Basic earnings per share were $0.68 in 2000, compared to $0.42 in 1999, while fully diluted earnings per share were $0.67 in 2000, compared to $0.41 in 1999.

Net interest income was $4,368,000 for the nine months ended September 30, 2000, compared to $4,261,000 for the first nine months in 1999, an increase of $107,000 or 2.5%. The provision for loan losses was $225,000 for the nine months ended September 30, 2000 and $423,000 for the same period in 1999. The higher provision in 1999 was primarily due to an increase in the monthly provision for loan losses during 1999, mainly the result of a commercial loan totaling $1.35 million becoming non-performing in late 1998. The company charged-off $800,000 of this loan during the fourth quarter of 1999 and $90,000 during the third quarter of 2000.

Noninterest income totaled $1,261,000 in 2000, $116,000, or 10.1%, higher than the $1,145,000 recorded for the nine months ended September 30, 1999. This increase was due primarily to an increase in insurance sales commissions of $92,000 from $477,000 for the nine months ended September 30, 1999 to $569,000 for the same period in 2000. Noninterest expense was $4,174,000 in 2000, $62,000, or 1.5%, higher than the $4,112,000 reported for the nine months ended September 30, 1999.

Net income totaled $247,000 for the quarter ended September 30, 2000, compared to $147,000 for the quarter ended September 30, 1999. Basic earnings per share for the third quarter of 2000 were $0.24 in 2000, compared to $0.12 in 1999, while fully diluted earnings per share were $0.24 in 2000, compared to $0.12 in 1999.

Total assets at September 30, 2000 were $157.6 million, an increase of $3.3 million from total assets of $154.3 million at December 31, 1999.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.



This earnings report may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the Nasdaq National Market System under the symbol "GTPS."

                              ###
                          GTPS-pr-00-09

Great American Bancorp, Inc.
Consolidated Balance Sheet
September 30, 2000 and December 31, 1999
(in thousands)
                                       September 30, 2000      Dec. 31, 1999
                                              (Unaudited)
-----------------------------------------------------------------------------
ASSETS
Cash and due from banks                     $       6,078      $       5,560
Interest-bearing demand deposits                    4,378              4,453
                                              --------------------------------
 Cash and cash equivalents                         10,456             10,013

Investment securities:
 Available for sale                                 2,988              2,977
 Held to maturity                                   3,212              3,463
Loans                                             131,838            128,431
 Allowance for loan losses                           (803)              (703)
                                            --------------------------------
  Net loans                                       131,035            127,728
Premises and equipment                              6,914              7,188
Federal Home Loan Bank stock                          874                767
Other assets                                        2,109              2,173
                                            --------------------------------
   Total assets                             $     157,588      $     154,309
                                            ================================
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Deposits
  Noninterest bearing                       $      11,831      $       8,565
  Interest bearing                                112,047            114,280
                                            --------------------------------
   Total deposits                                 123,878            122,845


 Federal Home Loan Bank advances                   12,000              8,000
 Other liabilities                                  1,594              1,693
                                            --------------------------------
   Total liabilities                              137,472            132,538
                                            --------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value
 Authorized and unissued --
  1,000,000 shares                                     --                 --
Common stock, $0.01 par value
 Authorized -- 7,000,000 shares
 Issued and outstanding -- 2,052,750 shares            21                 21
Paid-in-capital                                    20,014             19,968
Retained earnings --
 substantially restricted                          16,911             16,521
Net unrealized loss on securities
 available for sale                                    (7)               (13)
                                            --------------------------------
                                                   36,939             36,497
Less:
 Treasury stock - 1,004,250 and
  829,035 shares                                  (16,427)           (14,019)
 Unearned employee stock
  ownership plan shares                              (251)              (410)
 Unearned incentive plan shares                      (145)              (297)
                                            --------------------------------
                                                  (16,823)           (14,726)
                                            --------------------------------
Total stockholders' equity                         20,116             21,771
                                            --------------------------------
Total liabilities and
 stockholders' equity                       $     157,588      $     154,309
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Nine Months Ended September 30, 2000 and 1999
(unaudited, in thousands, except share data)


                                                     2000               1999
----------------------------------------------------------------------------
Interest income:
 Loans                                       $      7,919      $       7,573
 Investment securities
  Taxable                                             337                147
  Tax exempt                                           13                 24
 Deposits with financial
  institutions and other                              208                516
                                            --------------------------------
   Total interest income                            8,477              8,260
                                            --------------------------------
Interest expense:
 Deposits                                           3,718              3,644
 Other                                                391                355
                                            --------------------------------
   Total interest expense                           4,109              3,999
                                            --------------------------------
   Net interest income                              4,368              4,261
Provision for loan losses                             225                423
                                            --------------------------------
   Net interest income after
     provision for loan losses                      4,143              3,838
                                            --------------------------------
Noninterest income:
 Brokerage commissions                                147                116
 Insurance sales commissions                          569                477
 Service charges on deposit accounts                  414                418
 Loan servicing fees                                   14                 14
 Other customer fees                                  111                106
 Other income                                           6                 14
                                            --------------------------------
   Total noninterest income                         1,261              1,145
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                     2,274              2,184
 Net occupancy expenses                               498                466
 Equipment expenses                                   450                317
 Data processing fees                                  65                 87
 Deposit insurance expense                             19                 54
 Printing and office supplies                         204                209
 Legal and professional fees                          172                244
 Directors and committee fees                          74                 76
 Insurance expense                                     33                 37
 Marketing and advertising expenses                   133                133
 Other expenses                                       252                305
                                            --------------------------------
   Total noninterest expense                        4,174              4,112
                                            --------------------------------
   Income before income tax                         1,230                871
Income tax expense                                    488                360
                                            --------------------------------
   Net income                               $         742      $         511
                                            ================================
Earnings per share:
 Basic                                      $        0.68      $        0.42
                                            ================================
 Diluted                                    $        0.67      $        0.41
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Three Months Ended September 30, 2000 and 1999
(unaudited, in thousands, except share data)


                                                     2000               1999
----------------------------------------------------------------------------
Interest income:
 Loans                                       $      2,703      $       2,557
 Investment securities
  Taxable                                             111                 89
  Tax exempt                                            6                  6
 Deposits with financial
  institutions and other                               69                134
                                            --------------------------------
   Total interest income                            2,889              2,786
                                            --------------------------------
Interest expense:
 Deposits                                           1,269              1,246
 Other                                                174                106
                                            --------------------------------
   Total interest expense                           1,443              1,352
                                            --------------------------------
   Net interest income                              1,446              1,434
Provision for loan losses                              75                150
                                            --------------------------------
   Net interest income after
     provision for loan losses                      1,371              1,284
                                            --------------------------------
Noninterest income:
 Brokerage commissions                                 52                 40
 Insurance sales commissions                          197                136
 Service charges on deposit accounts                  141                151
 Loan servicing fees                                    4                  5
 Other customer fees                                   39                 29
 Other income                                           1                  2
                                            --------------------------------
   Total noninterest income                           434                363
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                       762                706
 Net occupancy expenses                               157                162
 Equipment expenses                                   154                106
 Data processing fees                                  25                 57
 Deposit insurance expense                              6                 18
 Printing and office supplies                          69                 73
 Legal and professional fees                           67                 72
 Directors and committee fees                          25                 25
 Insurance expense                                     11                 12
 Marketing and advertising expenses                    46                 48
 Other expenses                                        70                115
                                            --------------------------------
   Total noninterest expense                        1,392              1,394
                                            --------------------------------
   Income before income tax                           413                253
Income tax expense                                    166                106
                                            --------------------------------
   Net income                               $         247      $         147
                                            ================================
Earnings per share:
 Basic                                      $        0.24      $        0.12
                                            ================================
 Diluted                                    $        0.24      $        0.12
                                            ================================

Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                               As of                As of
                                     September 30, 2000   September 30, 1999
----------------------------------------------------------------------------
Total assets                              $     157,588        $     153,197
Total loans, net                                131,035              127,360
Loan loss reserve                                   803                1,353
Non-performing assets                               314                1,530
Non-performing assets to total assets             0.20%                1.00%
Allowance for loan losses to total assets         0.51%                0.88%
Investment securities                             6,200                6,509
Total deposits                                  123,878              122,342
Checking deposits                                27,187               23,196
Money market deposits                             9,953                8,467
Passbook savings deposits                        13,777               15,018
Certificates of deposit                          72,961               75,661
Total stockholders' equity                       20,116               22,147



                              For the Three Months       For the Nine Months
                                Ended September            Ended September
                                2000       1999            2000       1999
                                  (unaudited)                 (unaudited)
----------------------------------------------------------------------------
Net interest margin             4.05%      3.97%            4.13%      3.99%
ROA (annualized)                0.63%      0.37%            0.64%      0.43%
ROE (annualized)                4.84%      2.62%            4.72%      3.00%